                                                        Exhibit 99.8
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

      -----------------------------------
      CASE NAME: AIRCRAFT LEASING, INC.                ACCRUAL BASIS
      -----------------------------------

      -----------------------------------
      CASE NUMBER: 400-42148-BJH-11                     02/13/95, RWD, 2/96
      -----------------------------------

      -----------------------------------
      JUDGE: BARBARA J. HOUSER
      -----------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: DECEMBER 31, 2001 1


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


      RESPONSIBLE PARTY:

      /s/ Drew Keith                                CHIEF FINANCIAL OFFICER
      ----------------------------------------      ----------------------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

      DREW KEITH                                              1/22/2002
      ----------------------------------------      ----------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                         DATE

      PREPARER:

      /s/ Kevin K. Craig                            CONTROLLER, KITTY HAWK INC.
      ----------------------------------------      ----------------------------
      ORIGINAL SIGNATURE OF PREPARER                            TITLE

      KEVIN K. CRAIG                                          1/22/2002
      ----------------------------------------      ----------------------------
      PRINTED NAME OF PREPARER                                  DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

     ----------------------------------
     CASE NAME: AIRCRAFT LEASING, INC.                          ACCRUAL BASIS-1
     ----------------------------------

     ----------------------------------
     CASE NUMBER: 400-42148-BJH-11                 02/13/95, RWD, 2/96
     ----------------------------------


     ----------------------------------
     COMPARATIVE BALANCE SHEET
     -----------------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE                MONTH                 MONTH                  MONTH
                                                                  ----------------------------------------------------------------
     ASSETS                                        AMOUNT             OCTOBER,2001         NOVEMBER, 2001          DECEMBER, 2001
     -----------------------------------------------------------------------------------------------------------------------------
     1.        UNRESTRICTED CASH                  $         0          $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     2.        RESTRICTED CASH                    $         0          $   176,998            $    98,892             $    49,960
     -----------------------------------------------------------------------------------------------------------------------------
     3.        TOTAL CASH                         $         0          $   176,998            $    98,892             $    49,960
     -----------------------------------------------------------------------------------------------------------------------------
     4.        ACCOUNTS RECEIVABLE (NET)          $         0          $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     5.        INVENTORY                          $         0          $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     6.        NOTES RECEIVABLE                   $         0          $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     7.        PREPAID EXPENSES                   $         0          $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     8.        OTHER (ATTACH LIST)               ($33,904,344)         ($1,431,263)           ($1,349,656)            $   142,845
     -----------------------------------------------------------------------------------------------------------------------------
     9.        TOTAL CURRENT ASSETS              ($33,904,344)         ($1,254,265)           ($1,250,764)            $   192,805
     -----------------------------------------------------------------------------------------------------------------------------
     10.       PROPERTY, PLANT & EQUIPMENT        $81,907,719          $58,260,269            $58,260,269             $ 1,185,175
     -----------------------------------------------------------------------------------------------------------------------------
     11.       LESS: ACCUMULATED
               DEPRECIATION/DEPLETION             $33,669,772          $31,784,729            $31,784,729             $   523,013
     -----------------------------------------------------------------------------------------------------------------------------
     12.       NET PROPERTY, PLANT &
               EQUIPMENT                          $48,237,946          $26,475,540            $26,475,540             $   662,162
     -----------------------------------------------------------------------------------------------------------------------------
     13.       DUE FROM INSIDERS                  $         0          $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     14.       OTHER ASSETS - NET OF
               AMORTIZATION (ATTACH LIST)         $         0          $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     15.       OTHER (ATTACH LIST)                $         0          $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     16.       TOTAL ASSETS                       $14,333,602          $25,221,275            $25,224,776             $   854,967
     -----------------------------------------------------------------------------------------------------------------------------
     POSTPETITION LIABILITIES
     -----------------------------------------------------------------------------------------------------------------------------
     17.       ACCOUNTS PAYABLE                                        $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     18.       TAXES PAYABLE                                           $         0            $     2,952             $    12,467
     -----------------------------------------------------------------------------------------------------------------------------
     19.       NOTES PAYABLE                                           $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     20.       PROFESSIONAL FEES                                       $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     21.       SECURED DEBT                                            $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     22.       OTHER (ATTACH LIST)                                     $ 4,013,030            $ 4,013,249             ($5,736,231)
     -----------------------------------------------------------------------------------------------------------------------------
     23.       TOTAL POSTPETITION
               LIABILITIES                                             $ 4,013,030            $ 4,016,201             ($5,723,764)
     -----------------------------------------------------------------------------------------------------------------------------
     PREPETITION LIABILITIES
     -----------------------------------------------------------------------------------------------------------------------------
     24.       SECURED DEBT                       $ 2,811,382          $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     25.       PRIORITY DEBT                      $         0          $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     26.       UNSECURED DEBT                     $         0          $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------
     27.       OTHER (ATTACH LIST)                $ 1,300,001          $ 2,399,516            $ 2,399,516             $ 2,399,516
     -----------------------------------------------------------------------------------------------------------------------------
     28.       TOTAL PREPETITION LIABILITIES      $ 4,111,383          $ 2,399,516            $ 2,399,516             $ 2,399,516
     -----------------------------------------------------------------------------------------------------------------------------
     29.       TOTAL LIABILITIES                  $ 4,111,383          $ 6,412,546            $ 6,415,717             ($3,324,248)
     -----------------------------------------------------------------------------------------------------------------------------
     EQUITY
     -----------------------------------------------------------------------------------------------------------------------------
     30.       PREPETITION OWNERS' EQUITY         $         0          $12,789,185            $12,789,185             $12,789,185
     -----------------------------------------------------------------------------------------------------------------------------
     31.       POSTPETITION CUMULATIVE
               PROFIT OR (LOSS)                                        $ 6,019,544            $ 6,019,874             ($8,609,970)
     -----------------------------------------------------------------------------------------------------------------------------
     32.       DIRECT CHARGES TO EQUITY
               (ATTACH EXPLANATION)                                              0
     -----------------------------------------------------------------------------------------------------------------------------
     33.       TOTAL EQUITY                       $         0          $18,808,729            $18,809,059             $ 4,179,215
     -----------------------------------------------------------------------------------------------------------------------------
     34.       TOTAL LIABILITIES &
               OWNERS' EQUITY                     $ 4,111,383          $25,221,275            $25,224,776             $   854,967
     -----------------------------------------------------------------------------------------------------------------------------
                                                                       $         0            $         0             $         0
     -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                    Monthly Operating Report
-------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.             ACCRUAL BASIS-2
-------------------------------------------

-------------------------------------------
CASE  NUMBER: 400-42148-BJH-11                      02/13/95, RWD, 2/96
-------------------------------------------

-------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------
                                                      MONTH          MONTH               MONTH             QUARTER
                                                ------------------------------------------------------
REVENUES                                          OCTOBER, 2001   NOVEMBER, 2001      DECEMBER, 2001        TOTAL
---------------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                               $ 969,000          $     0          $           0   $     969,000
---------------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                    $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                  $ 969,000          $     0          $           0   $     969,000
---------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------
4.   MATERIAL                                     $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                                 $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                              $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                     $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                                 $ 969,000          $     0          $           0   $     969,000
---------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION                 $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                          $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                     $       0          $ 2,952          $       9,514   $      12,466
---------------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                                 $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                          $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                     $       0          $ 2,952          $       9,514   $      12,466
---------------------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                             $ 969,000          ($2,952)               ($9,514)  $     956,534
---------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)             $       0            ($549)                 ($122)          ($671)
---------------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)            $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                             $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION                     $ 327,959          $     0          $       6,799   $     334,758
---------------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                                 $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                          ($327,959)         ($2,952)         $  24,363,133   $  24,032,222
---------------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                  $       0          ($3,501)         $  24,369,810   $  24,366,309
---------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                            $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                            $       0          $     0          $       3,750   $       3,750
---------------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                          $       0          $     0          $           0   $           0
---------------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES                $       0          $     0          $       3,750   $       3,750
---------------------------------------------------------------------------------------------------------------------
27.  INCOME TAX                                   $ 387,600          $   219            ($9,753,230)    ($9,365,411)
---------------------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                            $ 581,400          $   330           ($14,629,844)   ($14,048,114)
---------------------------------------------------------------------------------------------------------------------
                                                  $       0          $     0          $           0

--------------------------------------------------------------------------------
                                                    Monthly Operating Report
-------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.             ACCRUAL BASIS-3
-------------------------------------------

-------------------------------------------
CASE  NUMBER: 400-42148-BJH-11                      02/13/95, RWD, 2/96

--------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                     MONTH           MONTH              MONTH           QUARTER
                                                --------------------------------------------------------------------
DISBURSEMENTS                                     OCTOBER, 2001  NOVEMBER, 2001     DECEMBER, 2001        TOTAL
--------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING OF MONTH                   $  176,998      $  176,998         $   98,892      $ 176,998
--------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------
2.      CASH SALES                                  $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                 $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                                $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
5.      TOTAL OPERATING RECEIPTS                    $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------
6.      LOANS & ADVANCES (ATTACH LIST)              $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
7.      SALE OF ASSETS                              $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                         $        0      $  500,549         $  250,122      $ 750,671
--------------------------------------------------------------------------------------------------------------------
9.      TOTAL NON-OPERATING RECEIPTS                $        0      $  500,549         $  250,122      $ 750,671
--------------------------------------------------------------------------------------------------------------------
10.     TOTAL RECEIPTS                              $        0      $  500,549         $  250,122      $ 750,671
--------------------------------------------------------------------------------------------------------------------
11.     TOTAL CASH AVAILABLE                        $  176,998      $  677,547         $  349,014      $ 927,669
--------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------
12.     NET PAYROLL                                 $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                          $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
14.     SALES, USE & OTHER TAXES PAID               $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
15.     SECURED/RENTAL/LEASES                       $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                   $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                   $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
18.     INVENTORY PURCHASES                         $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
19.     VEHICLE EXPENSES                            $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                      $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                               $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
22.     REPAIRS & MAINTENANCE                       $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                    $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                 $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                         $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
26.     TOTAL OPERATING DISBURSEMENTS               $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL FEES                           $        0      $  578,655         $  299,054      $ 877,709
--------------------------------------------------------------------------------------------------------------------
28.     U.S. TRUSTEE FEES                           $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
29.     OTHER(ATTACH LIST)                          $        0      $        0         $        0      $       0
--------------------------------------------------------------------------------------------------------------------
30.     TOTAL REORGANIZATION EXPENSES               $        0      $  578,655         $  299,054      $ 877,709
--------------------------------------------------------------------------------------------------------------------
31.     TOTAL DISBURSEMENTS                         $        0      $  578,655         $  299,054      $ 877,709
--------------------------------------------------------------------------------------------------------------------
32.     NET CASH  FLOW                              $        0        ($78,106)          ($48,932)     ($127,038)
--------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                         $  176,998      $   98,892         $   49,960      $  49,960
--------------------------------------------------------------------------------------------------------------------

===============================================================================

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     --------------------------------------------
     CASE NAME: AIRCRAFT LEASING, INC.                   ACCRUAL BASIS-4
     --------------------------------------------

     --------------------------------------------
     CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
     --------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULE        MONTH            MONTH            MONTH
                                                                            --------------------------------------------------
     ACCOUNTS RECEIVABLE AGING                                     AMOUNT     OCTOBER,2001    NOVEMBER, 2001   DECEMBER, 2001
------------------------------------------------------------------------------------------------------------------------------
     1.  0-30                                                           $0              $0                $0               $0
------------------------------------------------------------------------------------------------------------------------------
     2.  31-60                                                          $0              $0                $0               $0
------------------------------------------------------------------------------------------------------------------------------
     3.  61-90                                                          $0              $0                $0               $0
------------------------------------------------------------------------------------------------------------------------------
     4.  91+                                                            $0              $0                $0               $0
------------------------------------------------------------------------------------------------------------------------------
     5.  TOTAL ACCOUNTS RECEIVABLE                                      $0              $0                $0               $0
------------------------------------------------------------------------------------------------------------------------------
     6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                $0              $0                $0               $0
------------------------------------------------------------------------------------------------------------------------------
     7.  ACCOUNTS RECEIVABLE (NET)                                      $0              $0                $0               $0
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------
     AGING OF POSTPETITION TAXES AND PAYABLES                                          MONTH: DECEMBER, 2001
                                                                                             ---------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                       0-30            31-60           61-90             91+
     TAXES PAYABLE                                     DAYS            DAYS            DAYS              DAYS          TOTAL
------------------------------------------------------------------------------------------------------------------------------
     1.  FEDERAL                                     $     0            $0              $0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     2.  STATE                                       $     0            $0              $0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     3.  LOCAL                                       $12,467            $0              $0                $0          $12,467
------------------------------------------------------------------------------------------------------------------------------
     4.  OTHER (ATTACH LIST)                         $     0            $0              $0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     5.  TOTAL TAXES PAYABLE                         $12,467            $0              $0                $0          $12,467
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
     6.  ACCOUNTS PAYABLE                            $     0            $0              $0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------
     STATUS OF POSTPETITION TAXES                                                        MONTH: DECEMBER, 2001
                                                                                               -------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                  BEGINNING        AMOUNT                            ENDING
                                                                     TAX        WITHHELD AND/         AMOUNT           TAX
     FEDERAL                                                     LIABILITY*      0R ACCRUED            PAID         LIABILITY
------------------------------------------------------------------------------------------------------------------------------
     1.  WITHHOLDING**                                              $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     2.  FICA-EMPLOYEE**                                            $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     3.  FICA-EMPLOYER**                                            $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     4.  UNEMPLOYMENT                                               $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     5.  INCOME                                                     $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     6.  OTHER (ATTACH LIST)                                        $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     7.  TOTAL FEDERAL TAXES                                        $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------
     8.  WITHHOLDING                                                $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     9.  SALES                                                      $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     10. EXCISE                                                     $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     11. UNEMPLOYMENT                                               $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     12. REAL PROPERTY                                              $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     13. PERSONAL PROPERTY                                          $2,952          $9,515                $0          $12,467
------------------------------------------------------------------------------------------------------------------------------
     14. OTHER (ATTACH LIST)                                        $    0          $    0                $0          $     0
------------------------------------------------------------------------------------------------------------------------------
     15. TOTAL STATE & LOCAL                                        $2,952          $9,515                $0          $12,467
------------------------------------------------------------------------------------------------------------------------------
     16. TOTAL TAXES                                                $2,952          $9,515                $0          $12,467
------------------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ------------------------------------------
   CASE NAME: AIRCRAFT LEASING, INC.                    ACCRUAL BASIS-5
   ------------------------------------------

   ------------------------------------------
   CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
   ------------------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                   MONTH: DECEMBER, 2001
   ------------------------------------------                             -------------------------------------------------
   BANK RECONCILIATIONS
                                                        Account #1              Account #2       Account #3
   ------------------------------------------------------------------------------------------------------------------------
   A.     BANK:
   ------------------------------------------------------------------------------------------------------------
   B.     ACCOUNT NUMBER:                                                                                            TOTAL
   ------------------------------------------------------------------------------------------------------------
   C.     PURPOSE (TYPE):
   ------------------------------------------------------------------------------------------------------------------------
   1.   BALANCE PER BANK STATEMENT                              $0                                                      $0
   ------------------------------------------------------------------------------------------------------------------------
   2.   ADD: TOTAL DEPOSITS NOT CREDITED                        $0                                                      $0
   ------------------------------------------------------------------------------------------------------------------------
   3.   SUBTRACT: OUTSTANDING CHECKS                            $0                                                      $0
   ------------------------------------------------------------------------------------------------------------------------
   4.   OTHER RECONCILING ITEMS                                 $0                                                      $0
   ------------------------------------------------------------------------------------------------------------------------
   5.   MONTH END BALANCE PER BOOKS                             $0                      $0               $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   6.   NUMBER OF LAST CHECK WRITTEN
   ------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------
   INVESTMENT ACCOUNTS

   ------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF                TYPE OF         PURCHASE         CURRENT

   BANK, ACCOUNT NAME & NUMBER                            PURCHASE              INSTRUMENT         PRICE            VALUE
   ------------------------------------------------------------------------------------------------------------------------
   7.   BANK ONE TRUST (ESCROW) 6801456800*               1/3/2000             MONEY MARKET      $3,625,000         $     0
   ------------------------------------------------------------------------------------------------------------------------
   8.   HSBC Bank USA (ESCROW) #10-876110                6/19/2000             MONEY MARKET      $3,560,463         $49,960
   ------------------------------------------------------------------------------------------------------------------------
   9.
   ------------------------------------------------------------------------------------------------------------------------
   10.
   ------------------------------------------------------------------------------------------------------------------------
   11.  TOTAL INVESTMENTS                                                                                           $49,960
   ------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------
   CASH

   ------------------------------------------------------------------------------------------------------------------------
   12.  CURRENCY ON HAND                                                                                            $     0
   ------------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------------
   13.  TOTAL CASH - END OF MONTH                                                                                   $49,960
   ------------------------------------------------------------------------------------------------------------------------
                                                                                                                    $     0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

---------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.           ACCRUAL BASIS-6
---------------------------------------

---------------------------------------
CASE  NUMBER:  400-42148-BJH-11                   02/13/95, RWD, 2/96
---------------------------------------

                                                  MONTH: DECEMBER, 2001

--------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
--------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------
                                    INSIDERS
-----------------------------------------------------------------------------
                           TYPE OF               AMOUNT        TOTAL PAID
           NAME            PAYMENT                PAID          TO DATE
-----------------------------------------------------------------------------
1.  SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-----------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                                   $  0           $   0
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                        PROFESSIONALS
-------------------------------------------------------------------------------------
                 DATE OF COURT                                              TOTAL
               ORDER AUTHORIZING      AMOUNT       AMOUNT     TOTAL PAID   INCURRED
     NAME          PAYMENT           APPROVED       PAID       TO DATE    & UNPAID *
-------------------------------------------------------------------------------------
1.  SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                 $    0        $   0      $    0       $     0
-------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-----------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                        SCHEDULED     AMOUNTS
                                         MONTHLY       PAID          TOTAL
                                        PAYMENTS      DURING         UNPAID
                 NAME OF CREDITOR          DUE         MONTH      POSTPETITION
-------------------------------------------------------------------------------
1.  FIRST SOURCE BANK (865001)              $  0       $  0           $  0
-------------------------------------------------------------------------------
2.  FIRST SOURCE BANK (RPS)                 $  0       $  0           $  0
-------------------------------------------------------------------------------
3.  FIRST SOURCE BANK (AIA)                 $  0       $  0           $  0
-------------------------------------------------------------------------------
4.                                                                    $  0
-------------------------------------------------------------------------------
5.                                                                    $  0
-------------------------------------------------------------------------------
6.  TOTAL                                   $  0       $  0           $  0
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

----------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.              ACCRUAL  BASIS-7
----------------------------------------

----------------------------------------
CASE  NUMBER:  400-42148-BJH-11                     02/13/95, RWD, 2/96
----------------------------------------

                                                MONTH: DECEMBER, 2001
                                                       ------------------------

-------------------------
QUESTIONNAIRE

-----------------------------------------------------------------------------------
                                                                     YES       NO
-----------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE              X
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                X
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-----------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                  X
        LOANS)DUE FROM RELATED PARTIES?
-----------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                 X
        THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                       X
        DEBTOR FROM ANY PARTY?
-----------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
-----------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME  TAXES                    X
        PAST DUE?
-----------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
-----------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
-----------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                         X
        DELINQUENT?
-----------------------------------------------------------------------------------
11.     HAVE  ANY PREPETITION TAXES BEEN PAID DURING THE                       X
        REPORTING PERIOD?
-----------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                        X
-----------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
1 a) $24,383,196 Net Loss on Transfer of Aircraft & Engines to Bondholders *see Case #400-42142-BJH-11 for Balance of Transaction
--------------------------------------------------------------------------------
2 a) $299,054 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees, Transfer to KH Inc & KH Int'l
--------------------------------------------------------------------------------

-----------------------------
INSURANCE
-------------------------------------------------------------------------------
                                                               YES           NO
-------------------------------------------------------------------------------
1.  ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER     X
    NECESSARY INSURANCE COVERAGES IN EFFECT?
-------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                      X
-------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                             INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
           TYPE  OF                                            PAYMENT AMOUNT
            POLICY         CARRIER           PERIOD COVERED     & FREQUENCY
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

================================================================================

   -----------------------------------------
   CASE NAME: AIRCRAFT LEASING, INC.                        FOOTNOTES SUPPLEMENT
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42148-BJH-11                            ACCRUAL BASIS
   -----------------------------------------

                                           MONTH:                DECEMBER, 2001
                                                  ------------------------------

   ------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS     LINE
     FORM NUMBER     NUMBER                  FOOTNOTE/EXPLANATION
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------
          2            13       SFAS 121 Writedown of $5,736,370 of Assets, from USPS W-Net cancel 8/25/01
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------
          2            21       Net Loss of $24,383,196 on Transfer of Aircraft & Engines to Bondholders 12/01
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------
          3            8        All cash received into the subsidiary cash account is swept
   ------------------------------------------------------------------------------------------------------------
                                   each night to Kitty Hawk, Inc. Master Account
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------
          3            31       All disbursements (either by wire transfer or check), including payroll, are
   ------------------------------------------------------------------------------------------------------------
                                   disbursed out of the Kitty Hawk, Inc. controlled disbursement
   ------------------------------------------------------------------------------------------------------------
                                   account.
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------
          4            6        All assessments of uncollectible accounts receivable are done
   ------------------------------------------------------------------------------------------------------------
                                   at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
   ------------------------------------------------------------------------------------------------------------
                                   down to Inc.'s subsidiaries as deemed necessary.
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------
          7          Insr 3     All insurance policies are carried in the name of Kitty Hawk, Inc. and its
   ------------------------------------------------------------------------------------------------------------
                                   subsidiaries. Therefore, they are listed here accordingly.
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

            -------------------------------------
            CASE NAME: AIRCRAFT LEASING, INC.       ACCRUAL BASIS-Attachment
            -------------------------------------

            -------------------------------------
            CASE NUMBER: 400-42148-BJH-11
            -------------------------------------

                                                 MONTH: DECEMBER, 2001
                                                       -------------------------

   MOR #          ITEM #       LIST OR EXPLANATION

   1 - BS           8          a) $142,845 Intercompany Cummulative
                                  Receivable/Payable Balance


   1 - BS           22         a) ($5,739,981) Accrued Federal Income Tax Credit
                                  (Post-petition)
                               b) $3,750 Accrued US Trustee Fees 4Q01

   1 - BS           27         a) $2,399,516 Accrued Taxes Payable
                                  (Pre-petition)


   2 - IS           13


   2 - IS           16         a) $122 Interest Income (from HSBC -Escrow
                                  account)


   2 - IS           21         a) ($20,063) Credit for Allocation of A/C Costs
                                  to KH Cargo (vs I/C)
                               a) $24,383,196 Net Loss on Transfer of Aircraft &
                                  Engines to Bondholders

   3 - CF           8          a) $122 Interest Income (from HSBC -Escrow
                                  account)
                               b) $250,000 I/C Transfer to HSBC -Escrow account
                                  from KH Int'l Sale Procedes account


   4 - AP           T6         a) Federal Income Taxes are now shown as Other
                                  Accrued Liabilities (due to deferred tax credits)


   7 - QA           2          a) $299,054 Disbursement to Successor Trustee of
                                  (HSBC-Escrow) account for Professional Fees,
                                  Transfer to KH Inc & KH Int'l

--------------------------------------------------------------------------------